UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 27, 2010
LogMeIn, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34391	20-1515952

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation or Organization)		Identification No.)

500 Unicorn Park Drive
Woburn, Massachusetts	01801

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (781)-638-9050
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.07. Submission of Matters to a Vote of Security Holders
Item 9.01. Financial Statements and Exhibits

SIGNATURE
EXHIBIT INDEX
EX-10.1

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
As noted in Item 5.07 below, on May 27, 2010, LogMeIn, Inc. (the “Company”) held its 2010 Annual Meeting of Stockholders. At the meeting, the Company’s stockholders, upon the recommendation of the Company’s Board of Directors, approved an amendment and restatement of the Company’s 2009 Stock Incentive Plan that, among other things, (i) increased the number of shares of common stock that may be issued under the plan by an additional 2,000,000 shares, (ii) removed the “evergreen” provision from the plan and (iii) provided that the maximum number of shares of common stock with respect to which awards may be granted to any participant under the plan shall be 1,000,000 per calendar year and established guidelines for performance awards.
A summary of the 2009 Stock Incentive Plan’s terms, as amended and restated, was provided in the proxy statement the Company filed with the Securities and Exchange Commission on April 9, 2010 and is incorporated herein by reference. That summary and the foregoing description of the amendment and restatement of the 2009 Stock Incentive Plan are qualified in their entirety by reference to the text of the Amended and Restated 2009 Stock Incentive Plan, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
The Company held its 2010 Annual Meeting of Stockholders on May 27, 2010. Proxies for the meeting were solicited in accordance with the Securities Exchange Act of 1934. A total of 20,261,596 shares of the Company’s Common Stock were represented at the Annual Meeting in person or by proxy, or 88% of the total shares entitled to vote. The matters on which the stockholders voted were:
I.	to reelect David E. Barrett and Irfan Salim to serve as class I directors until the 2013 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

II.	to ratify the selection of Deloitte & Touche LLP as the independent public accountants of the Company for the fiscal year ending December 31, 2010; and

III.	to approve an amendment and restatement of the Company’s 2009 Stock Incentive Plan that, among other things, (i) increased the number of shares of Common Stock that may be issued under the plan by an additional 2,000,000 shares, (ii) removed the “evergreen” provision from the plan and (iii) provided that the maximum number of shares of Common Stock with respect to which awards may be granted to any participant under the plan shall be 1,000,000 per calendar year and established guidelines for performance awards.
The two director nominees were reelected, the appointment of the independent registered public accounting firm was ratified, and the amendment and restatement of the Company’s 2009 Stock Incentive Plan was approved.
The results of the voting were as follows:
I.	To reelect the following persons as class I directors:

			Broker Non-
	For	Withheld	Votes
David E. Barrett	18,970,777	143,599	1,096,020
Irfan Salim	18,955,474	158,902	1,096,020
II.	To ratify the appointment of Deloitte & Touche LLP as independent registered public accountants for the year ending December 31, 2010:

			Broker Non-
For	Against	Abstentions	Votes
20,230,836	24,478	6,282	—

III.	To approve the amendment and restatement of the Company’s 2009 Stock Incentive Plan:

			Broker Non-
For	Against	Abstentions	Votes
12,355,079	6,755,543	3,754	1,096,020
Item 9.01. Financial Statements and Exhibits.
10.1 Amended and Restated 2009 Stock Incentive Plan

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOGMEIN, INC
Date: June 2, 2010	By:	/s/ Michael K. Simon
Michael K. Simon
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated 2009 Stock Incentive Plan